                                                                 Exhibit 10.8
                               LOAN AGREEMENT

   This Loan Agreement is entered into as of this 25th day of May, 1995 by and between SILICON GRAPHICS, INC., a Delaware corporation ("SGI"), and GARY
L. LAUER ("Employee") and KATHARINE W. LAUER, individually and as trustees of the Lauer Family Trust U/D/T Dated July 8, 1991 (collectively, "Borrower").

                                  RECITALS

   WHEREAS, Borrower's current residence is located at 1305 McKenzie Avenue, Los Altos, California ("Existing Residence");

   WHEREAS, Borrower desires to purchase a new principal residence located at 27866 Via Corita Court, Los Altos Hills, California 94022 ("New Residence");

   WHEREAS, Borrower desires to purchase the New Residence prior to the sale of the Existing Residence;

   WHEREAS, Borrower desires to borrow from SGI the sum of One Million Dollars ($1,000,000) for purposes of purchasing the New Residence;

   NOW, THEREFORE, SGI and Borrower agree as follows:

   1. AGREEMENT TO LOAN. SGI agrees to loan to Borrower, and Borrower agrees to borrow from SGI, the principal sum of One Million Dollars ($1,000,000) upon the terms and conditions set forth herein. The loan ("Loan") shall be evidence by a promissory note in the form attached hereto as Exhibit "A" ("Note"). The Note shall be secured by (i) a deed of trust with assignment of rents (with a due on sale provision) in the form attached hereto as Exhibit "B" ("Deed of Trust"), encumbering the Existing Residence, and (ii) a Stock Pledge Agreement in the form attached hereto as Exhibit "C" ("Stock Pledge"), encumbering all of Borrower's stock options and shares in SGI.
This Agreement, the Note, the Deed of Trust, the Pledge Agreement and any other documents or instruments now or hereafter evidencing the Loan or securing the obligations of Borrower thereunder shall be collectively referred to herein as the "Loan Documents," and the terms and conditions of the Loan Documents are incorporated herein by this reference.

   2. PURPOSE OF LOAN. Employee has notified SGI that Employee requires funds for purposes of purchasing the New Residence. SGI is willing to make the Loan to Borrower for the sole purpose of Borrower's purchase of the New Residence.

   3. PAYMENT OF LOAN. The principal and accrued interest under the Loan shall be payable in accordance with the Note, which provides as follows:

      (a) Three Hundred Thousand ($300,000) (or, if the then outstanding balance of principal under the Note shall be less than Three Hundred Thousand Dollars

($300,000), the then outstanding balance of principal and interest under the
Note) shall be payable to SGI upon the sale, transfer or other conveyance of the Existing Residence;

      (b) Fifty percent (50%) of the Net After-Tax Proceeds (as defined below) from the sale of any Shares (as defined in the Pledge Agreement) shall be payable on the date that such proceeds are otherwise payable to, or withheld on behalf of, Borrower. For purposes of this Agreement, the term "Net After-Tax Proceeds" shall mean (i) the gross sales proceeds from the sale of any Shares (including any applicable income tax withholdings), less applicable brokerage commissions ("Net Pre-Tax Proceeds"), less (ii) the product obtained by multiplying the Net Pre-Tax Proceeds by Employee's income tax withholding rate, which, for purposes of this Agreement, shall be deemed to be thirty-six and forty-five hundredths percent (36.45%) for all transactions involving the sale of any Shares (including, without limitation, transactions involving Incentive Stock Options). In no event shall this subparagraph (b) modify or otherwise relieve Borrower of its obligation to make the full amount of the payment identified in subparagraph (a) above, and the payment obligations under subparagraph (a) shall be independent of the payment obligations under this subparagraph (b).

      (c) All principal and accrued but unpaid interest outstanding as of the Due Date shall be immediately due and payable on the Due Date. For purposes of this Agreement, the "Due Date" shall be the earlier of (i) the date of termination or cessation of SGI's employment of Employee, whether voluntarily or involuntarily, and whether with or without cause, (ii) the date that all or part of Borrower's right, title and interest in the New Residence (as defined below) is sold, transferred or otherwise conveyed by Borrower, whether voluntarily or involuntarily, or (iii) the fifth (5th) anniversary of the effective date of the Note.

   4.  DOCUMENTS. In connection with the Loan, Borrower shall, at least one
(1) business day prior to the Close of Escrow (as defined below), execute, acknowledge (as applicable) and deposit with First American Title Guaranty ("Escrow Holder"), whose address is 161 South San Antonio Road, Suite 5, Los Altos, CA 94022 Attn: Erma Romani, for delivery to SGI on the Close of Escrow, the following documents and instruments:

      (a) the Note;

      (b) the Deed of Trust;

      (c) the Stock Pledge Agreement;

      (d) such other documents and instruments as may be deemed necessary or desirable by SGI to evidence the Loan and/or evidence and perfect SGI's security interest in the Existing Residence.

   5. CONDITIONS TO CLOSING. SGI's obligation to make the Loan to Borrower on the Close of Escrow is subject to the fulfillment, on or before the Close of Escrow, of each of the following conditions precedent:

       (a) Borrower shall have executed, acknowledged (as applicable) and deposited with Escrow Holder the documents and instruments described in Paragraph 4 above;

       (b) Borrower and the seller ("Seller") of the New Residence shall have approved their respective closing statements and authorized Escrow Holder to close the purchase and sale transaction, and Escrow Holder shall be prepared to record in the Official Records of Santa Clara County, California, a grant deed duly executed and acknowledged by Seller conveying fee title in the New Residence to Borrower ("Grant Deed");

       (c) Borrower shall have executed, acknowledged (as applicable) and deposited with Escrow Holder all applicable loan documents in connection with a loan ("Nations Loan") from Nations Bank ("Nations Bank") in a principal sum not to exceed Six Hundred Fifty Thousand Dollars ($650,000) and secured by a first deed of trust encumbering the New Residence ("Nations Deed of Trust"), Nations Bank shall have deposited the full amount of the Nations Loan with Escrow Holder for application towards payment of the purchase price for the New Residence at the Close of Escrow, Borrower and Nations Bank shall have approved their respective closing statements and authorized Escrow Holder to close the respective purchase/sale and loan transactions;

       (d) Escrow Holder shall be prepared to issue to SGI a CLTA Lender's Policy of Title Insurance, with a liability limit of not less than Six Hundred Thousand Dollars ($600,000), insuring SGI's interest under the Deed of Trust as a valid second lien against the Existing Residence, subject only to the lien of real property taxes not yet due and payable, Exceptions 2, 3, 5, and 7 of that certain Preliminary Title Report dated as of May 10, 1995 issued by Escrow Holder ("Title Report"), together with such endorsements as may be requested by SGI; and

       (e) Borrower shall have delivered to Escrow Holder, for delivery to SGI, certificates of insurance evidencing fire and extended casualty insurance coverage (including earthquake coverage) for the full replacement cost of the Existing Residence, naming SGI as a loss payee thereunder.

   6. CLOSE OF ESCROW. The "Close of Escrow" shall mean the date that the Grant Deed, the Nations Deed of Trust and the Deed of Trust are recorded in the Official Records of Santa Clara County, California. If the Close of Escrow fails to occur on or before May 31, 1995, then this Agreement shall terminate, unless extended by written agreement of the parties hereto.

   7. CLOSING COSTS. SGI shall pay the premiums for the Title Policy, the cost of endorsements requested by SGI, and the recording fees applicable to the Deed of Trust.

   8. REPRESENTATIONS, WARRANTIES AND COVENANTS OF BORROWER. Borrower hereby makes the following representations, warranties and covenants to SGI and acknowledges that SGI is relying upon the same in making the Loan:

       (a) Borrower shall acquire good and marketable fee title in the New Residence, free and clear of all liens and encumbrances, other than the lien of real property taxes not yet due and payable, Exceptions 5, 6, 7, and 8 of the Preliminary Title Report dated as of March 30, 1995 issued by Escrow Holder, and the Nations Deed of Trust.

       (b) Borrower shall use all proceeds of the Loan for purposes of purchasing the New Residence.

       (c) Borrower has good and marketable fee title in the Existing Residence, free and clear of all liens and other encumbrances, other than the lien for real property taxes not yet due and payable and Exceptions 2, 3, 5 and 7 of the Preliminary Title Report dated as of May 10, 1995 issued by Escrow Holder. The Deed of Trust shall constitute a valid second lien upon Borrower's fee interest in the Existing Residence.

       (d) Borrower shall timely perform all obligations and covenants to be performed by Borrower under any and all liens and other encumbrances affecting the Existing Residence, including, without limitation, all obligations secured by that certain Deed of Trust dated February 12, 1993 in favor of State Street Bank and Trust (as assignee of First California
Mortgage Co.) ("Existing Deed of Trust"), securing repayment of an original principal sum of Two Hundred Thirty Thousand Dollars ($230,000). In no event shall the outstanding balance of principal and interest under the Existing Deed of Trust (or such modifications, extensions or substitutions thereof) exceed Two Hundred Thirty Thousand Dollars ($230,000) at any time during which the Deed of Trust constitutes a lien against the Existing Residence. Borrower shall immediately notify SGI of any breach or default by Borrower under the Existing Deed of Trust and/or the loan secured thereby.

       (e) There are no actions, proceedings, claims or disputes pending or, to Borrower's knowledge, threatened against or affecting Borrower, the New Residence or the Existing Residence, except as otherwise disclosed to SGI in writing prior to the date of this Agreement.

   9. DEFAULT. The occurrence of any of the following shall constitute an event of default under this Agreement:

       (a) Borrower shall fail to pay any amount as and when due under the Note and/or Deed of Trust;

       (b) Borrower shall fail to timely perform any other obligation of Borrower under the Loan Documents;

       (c) Borrower is otherwise in breach of any representation, warranty or covenant of Borrower under the Loan Documents; and/or

       (d) Borrower shall fail to pay any amount as and when due or timely perform any other obligation of Borrower under the Existing Deed of Trust and/or the loan secured thereby.

       (e) Borrower shall fail to pay any amount as and when due or timely perform any other obligation of Borrower under the Nations Deed of Trust and/or the Nations Loan.

    Upon the occurrence of an event of default hereunder, SGI may, at its option, accelerate the maturity of the Note and declare all principal thereunder immediately due and payable. In the event that SGI exercises this option, all outstanding principal and accrued interest under the Note shall thereafter bear simple interest at the maximum rate permitted by law.
Failure to exercise this option shall not constitute a waiver of SGI's right to exercise the same with respect to any prior or subsequent defaults.

    10. SUBSTITUTE COLLATERAL. SGI shall have the right to require Borrower to supplement and/or substitute the Deed of Trust with additional and/or substitute security and collateral reasonably acceptable to SGI, including, without limitation, a deed of trust in substantially the same form as the Deed of Trust encumbering other real property owned by Borrower. Within ten
(10) days following receipt thereof, Borrower shall execute and acknowledge such documents and instruments as may be deemed necessary or desirable by SGI to effect the substitution of security as contemplated herein.

   11. ENTIRE AGREEMENT. This Agreement and the exhibits attached hereto shall constitute the full and entire understanding and agreement between the parties hereto with regard to the subject matter hereof. Neither this Agreement nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the party against whom enforcement of any such amendment, waiver, discharge or termination is sought.

   12. NO EMPLOYMENT AGREEMENT. Employee understands that this Agreement and the Loan Documents do not constitute an employment agreement or a promise by SGI to continue Employee's employment.

   13. NOTICES. All notices and other communications required or permitted hereunder shall be in writing and shall be deemed effectively given upon personal delivery to the party to be notified or three (3) days after depositing in the United States mail, by registered or certified mail, postage prepaid, addressed to the address set forth on the signature page hereof, or such other address as either party may furnish to the other party in writing.

   14. NO ASSIGNMENT. Neither party may assign the rights and/or duties under this Agreement to a third party, except that in the event that SGI is merged into another corporation, or substantially all the outstanding stock or assets of SGI are sold to another corporation and the surviving or acquiring corporation agrees in writing to be bound by the rights and duties of SGI under this Agreement, then SGI may assign its rights and duties hereunder to such acquiring or surviving corporation.

   15. TAX LIABILITY. Borrower understands and agrees that any and all income tax liability to Borrower resulting from this Loan (including, without limitation, any tax liability resulting from imputed interest and/or the forgiveness of principal) shall be the sole responsibility of Borrower.

   16. GOVERNING LAW. This Agreement shall be governed in all respects by the laws of the State of California.

   17. SEVERABILITY. In case one or more of the provisions herein shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement, and this Agreement shall be construed as if such invalid, illegal or unenforceable provision had not been contained herein.

   18. FURTHER ACTIONS. Each party hereto agrees to do such further acts and things and to execute, acknowledge and deliver or to cause to have executed, acknowledged and delivered such other and further instruments and documents as may reasonably be requested by the other to carry out the purpose and intent of this Agreement. This Agreement may be executed in counterparts and each counterpart shall be deemed an original.

   19. JOINT AND SEVERAL OBLIGATIONS. If this Agreement is signed by more than one borrower, the obligations of each borrower under this Agreement and each and every Loan Document shall be joint and several.

   20. BORROWER HEREBY ACKNOWLEDGES AND AGREES THAT (A) THIS AGREEMENT, THE NOTE, THE DEED OF TRUST, THE PLEDGE AGREEMENT AND ALL RELATED DOCUMENTATION ARE OR WILL BE EXECUTED VOLUNTARILY AND WITHOUT ANY DURESS OR UNDUE INFLUENCE ON THE PART OR BEHALF OF ANY PARTY HERETO, WITH THE FULL INTENT OF CREATING A LOAN AND THE OBLIGATIONS AND SECURITY INTERESTS DESCRIBED THEREIN; (B) BORROWER HAS READ SUCH DOCUMENTATION; (C) BORROWER HAS BEEN REPRESENTED IN THE PREPARATION, NEGOTIATION AND EXECUTION OF SUCH DOCUMENTATION BY LEGAL COUNSEL OF BORROWER'S OWN CHOICE OR BORROWER HAS VOLUNTARILY DECLINED TO SEEK SUCH COUNSEL; (D) BORROWER UNDERSTANDS THE TERMS AND CONSEQUENCES OF THIS AGREEMENT, THE

NOTE, THE DEED OF TRUST, THE PLEDGE AGREEMENT AND ALL RELATED DOCUMENTATION AND THE OBLIGATIONS THEY CREATE; AND (E) BORROWER IS FULLY AWARE OF THE LEGAL AND BINDING EFFECT OF THIS AGREEMENT, THE NOTE, THE DEED OF TRUST, THE PLEDGE AGREEMENT AND ALL RELATED DOCUMENTATION CONTEMPLATED BY THIS AGREEMENT.

         BORROWER'S INITIALS: /s/ GLL
                             -----------
                              /s/ KWL
                             -----------

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first written above.

                  SGI:

                  SILICON GRAPHICS, INC.,
                  a Delaware corporation


                  By  /s/ William M. Kelly
                  Its  Vice President, Busines Development
                       General Counsel & Secretary


                  Address:

                  2011 N. Shoreline Blvd.
                  Mountain View, CA 94039
                  Attn: Legal Services

                  BORROWER:


                  /s/ Gary L. Lauer
                  GARY L. LAUER, individually and as
                  trustee of the Lauer Family Trust U/D/T
                  Dated July 8, 1991


                  /s/  Katharine W. Lauer
                  KATHARINE W. LAUER, individually and
                  as trustee of the Lauer Family Trust U/D/T
                  Dated July 8, 1991

                  Address prior to purchase of
                  New Residence:

                  1305 McKenzie Avenue
                  Los Altos, CA  94024

                  Address after purchase of
                  New Residence:

                  27866 Via Corita Court
                  Los Altos Hills, CA 94022

                                  EXHIBIT A

                               PROMISSORY NOTE
                           SECURED BY DEED OF TRUST
                               (Special Loan)

         NOTICE:  THIS PROMISSORY NOTE PROVIDES FOR A BALLOON PAYMENT.

$1,000,000.00                                          Mountain View, California
                                                       May 30, 1995

For value received, the undersigned, GARY L. LAUER ("Employee") and KATHARINE
W. LAUER, individually and as trustees of the Lauer Family Trust U/D/T Dated July 8, 1991 (collectively, "Borrower"), jointly and severally promise to pay to SILICON GRAPHICS, INC., a Delaware corporation ("SGI"), or order, at 2011
N. Shoreline Boulevard, P.O. Box 7311, Mountain View, California 94039-7311, or such other place as SGI may designate in writing from time to time, in lawful money of the United States of America, without abatement, demand, deduction, setoff or counterclaim, the principal sum of One Million and 00/100 Dollars ($1,000,000.00), together with interest thereon at the rate of seven and twelve hundredths percent (7.12%) per annum, compounded annually, from the date first set forth above ("Effective Date") until all principal, interest and other charges under this Promissory Note are paid in full.

   1. PAYMENTS. Principal and accrued but unpaid interest under this Promissory Note shall be due and payable as follows:

       (a) Three Hundred Thousand ($300,000) (or, if the then outstanding balance of principal hereunder shall be less than Three Hundred Thousand Dollars ($300,000), the then outstanding balance of principal and interest hereunder) shall be due and payable by Borrower to SGI upon the sale, transfer or other conveyance of the Existing Residence (as defined below);

       (b) Fifty percent (50%) of the Net After-Tax Proceeds (as defined below) from the sale of any Shares (as defined in the Pledge Agreement) shall be payable on the date that such proceeds are otherwise payable to, or withheld on behalf of, Borrower. For purposes of this Agreement, the term "Net After-Tax Proceeds" shall mean (i) the gross sales proceeds from the sale of any Shares (including any applicable income tax withholdings), less applicable brokerage commissions ("Net Pre-Tax Proceeds"), less (ii) the product obtained by multiplying the Net Pre-Tax Proceeds by Employee's income tax withholding rate, which, for purposes of this Agreement, shall be deemed to be thirty-six and forty-five hundredths percent (36.45%) for all transactions involving the sale of any Shares (including, without limitation, transactions involving Incentive Stock Options). In no event shall this subparagraph (b) modify or otherwise relieve Borrower of its obligation to make the full amount of the payment identified in subparagraph (a) above, and the payment obligations under subparagraph (a) shall be independent of the payment obligations under this subparagraph (b).

       (c) All principal and accrued but unpaid interest outstanding as of the Due Date shall become immediately due and payable on the Due Date.

   Borrower may prepay the principal amount outstanding under this Promissory
Note in whole or in part at any time without penalty.

   2. DUE DATE. The "Due Date" shall be the earlier of (i) the date of termination or cessation of SGI's employment of Employee, whether voluntarily or involuntarily, and whether with or without cause, (ii) the date that all or part of Borrower's right, title and interest in the New Residence (as defined below) is sold, transferred or otherwise conveyed by Borrower, whether voluntarily or involuntarily, or (iii) the fifth (5th) anniversary of the date first set forth above. Borrower hereby covenants and agrees to immediately inform SGI in writing of the occurrence of any event described in
(ii) above.

   3. PURPOSE OF LOAN. Borrower acknowledges and agrees that SGI is making this loan to Borrower for the express purpose of facilitating Borrower's purchase of Borrower's new residence located at 27866 Via Corita Court, Los Altos Hills, California ("New Residence"). Borrower represents and warrants to SGI that Borrower will use all proceeds of this Promissory Note for purposes of purchasing the New Residence.

   4. DEFAULT. In the event that Borrower fails (i) to pay any amount as and when due under this Promissory Note, (ii) to timely perform any obligation of Borrower under the Deed of Trust (as defined below) and/or the Pledge Agreement (as defined below) securing Borrower's obligations under this Promissory Note, or (iii) to timely perform Borrower's obligations under any other agreement or instrument now or hereafter executed by Borrower in connection therewith or securing the performance of Borrower's obligations thereunder, SGI may, at its option, declare the entire principal sum under this Promissory Note immediately due and payable. In the event that SGI exercises this option or the principal balance of this Promissory Note otherwise becomes due and payable, all principal then outstanding under this Promissory Note shall thereafter bear simple interest at the maximum rate permitted by law. Failure to exercise this option shall not constitute a waiver of SGI's right to exercise the same with respect to any prior or subsequent defaults.

   5. SECURITY. Borrower's obligations under this Promissory Note are secured by (i) that certain Deed of Trust with Assignment of Rents of even date herewith ("Deed of Trust") encumbering Borrower's existing residence located at

1305 McKenzie Avenue, Los Altos, California, as more particularly described in the Deed of Trust ("Existing Residence"), and (ii) that certain Pledge Agreement of even date herewith ("Pledge Agreement") encumbering Borrower's right, title and interest in any and all stock options now or hereafter issued to Employee by SGI, as more particularly described in the Pledge Agreement.

   6.  DUE ON SALE. The Deed of Trust provides as follows:

   If the trustor shall sell, convey or alienate said property, or any part thereof, or any interest therein, or shall be divested of his title or any interest therein in any manner or way, whether voluntarily or involuntarily, without the written consent of the beneficiary being first had and obtained, beneficiary shall have the right, at its option, except as prohibited by law, to declare any indebtedness or obligations secured hereby, irrespective of the maturity date specified in any note evidencing the same, immediately due and payable.

   7. ATTORNEYS' FEES. In the event any legal action or proceeding is required to enforce or interpret any provision of this Promissory Note, Borrower shall pay to SGI upon demand all costs of collection and reasonable attorneys' fees incurred by SGI.

   8. TAX LIABILITY. Borrower understands and agrees that any and all income tax liability to Borrower resulting from this Promissory Note (including, without limitation, any tax liability resulting from imputed interest) shall be the sole responsibility of Borrower.

   9. MISCELLANEOUS. If any provision of this Promissory Note shall be invalid or unenforceable for any reason, the same shall be ineffective, but the remainder of this Promissory Note shall not be affected thereby and shall remain in full force and effect. Time is of the essence of each and every obligation of Borrower hereunder. Presentment and demand for payment, notice of dishonor, protest and notice of protest are hereby waived by Borrower. If the due date for any payment under this Promissory Note falls on a Saturday, Sunday or legal holiday, then such due date shall be extended to the next business day. None of the terms or provisions of this Promissory Note may be waived, altered, modified or amended except by a writing signed by SGI and Borrower. The provisions of this Promissory Note shall be governed by California law. The covenants, terms and conditions hereof shall bind the heirs, successors and assigns of Borrower and shall inure to the benefit of the successors and assigns of SGI.

   IN WITNESS WHEREOF, Borrower has executed this Promissory Note as of the date first set forth above.

                                      BORROWER:


                                      _______________________________________
                                      GARY L. LAUER, individually and as
                                      trustee of the Lauer Family Trust U/D/T
                                      Dated July 8, 1991


                                      _______________________________________
                                      KATHARINE W. LAUER, individually and
                                      as trustee of the Lauer Family Trust U/D/T
                                      Dated July 8, 1991

                                  EXHIBIT C


                               PLEDGE AGREEMENT

   This Pledge Agreement ("Agreement") is made and entered into as of this 30th day of May, 1995 ("Effective Date") by and between Silicon Graphics, Inc., a Delaware corporation (the "Company"), and Gary L. Lauer ("Employee") and Katharine W. Lauer, individually and as trustee of the Lauer Family Trust U/D/T Dated July 8, 1991 (collectively, "Pledgor").

                                   RECITALS

   A. SGI has agreed to make a loan ("Loan") to Pledgor in the original principal amount of One Million and 00/100 Dollars ($1,000,000.00) pursuant to that certain Loan Agreement of even date herewith ("Loan Agreement"). The Loan will be evidenced by the Loan Agreement and that certain Promissory Note of even date herewith, and secured by this Pledge Agreement and that certain Deed of Trust of even date herewith encumbering certain real property owned by Pledgor (collectively, the "Loan Documents").

   B. SGI has granted or may hereafter grant to Employee certain stock options for the purchase of shares of common stock of SGI pursuant to the terms and conditions of that certain Non-Qualified Stock Option Grant Agreement and/or Incentive Stock Option Grant Agreement, as the same may be amended from time to time (individually and collectively, "Option Agreement"). The stock options granted to Employee as of the Effective Date are more particularly described on Exhibit A attached hereto. For purposes of this Agreement, the term "Shares" shall include the above-described shares and such other options and shares of common stock of SGI now or hereafter issued or issuable to Employee under the Option Agreement.

   C. Pledgor now desires to pledge all of its right, title and interest in and to the Shares to SGI upon the terms and conditions set forth hereinbelow.

   NOW, THEREFORE, Pledgor hereby covenants and agrees as follows:

   1. PLEDGE OF COLLATERAL. Pledgor hereby pledges, assigns, grants and delivers to SGI a security interest in all of Pledgor's right, title and interest in and to the Option Agreement, all options and shares of common stock of SGI now or hereafter issued or issuable to Pledgor thereunder ("Shares") and all cash and noncash proceeds and substitutions thereof (collectively, the "Pledged Collateral") as security for the prompt performance of Pledgor's obligations under the Loan. Pledgor's stock options under the Option Agreement as of the Effective Date are more particularly set forth in Exhibit A attached hereto.

     2. PLEDGOR'S COVENANTS. Pledgor hereby represents, warrants and covenants to SGI as follows:

          (a) The Pledged Collateral is free and clear of any security interests, liens, encumbrances or other interests other than this Agreement.

          (b) Pledgor has full power and authority to create a first lien on the Pledged Collateral in favor of SGI and no disability or contractual obligation exists which would prohibit Pledgor from pledging the Pledged Collateral pursuant to this Agreement.

          (c) Pledgor shall not assign, create or permit to exist any other claim to, lien or encumbrance upon, or security interest in any of the Pledged Collateral, and shall not permit Pledgor's rights in the Pledged Collateral to be reached by attachment, levy or other judicial process.

          (d) At SGI's request, Pledgor shall execute and acknowledge such other documents and instruments which SGI deems necessary or desirable to evidence, continue or preserve SGI's security interest in the Pledged Collateral and/or to otherwise effect any of the terms of this Agreement.

     The foregoing representations, warranties and covenants shall survive the termination of this Agreement.

     3.   PAYMENT OF PROCEEDS.

          (a) All monies or other proceeds payable to Pledgor in connection with the sale or transfer of any Shares shall be applied first to the payment of principal, accrued interest and other charges then due and payable under the Loan. Upon Pledgor's payment to SGI of all principal, accrued interest and other charges outstanding under the Loan and this Agreement, the security interest created under this Agreement shall automatically terminate, and SGI shall promptly deliver to Pledgor all remaining Shares and proceeds then held by SGI and otherwise distributable to Pledgor pursuant to the terms and conditions of the Option Agreement.

          (b) With respect to the concurrent exercise and disposition of Shares by "Same Day Sale," Pledgor shall instruct Pledgor's stock broker ("Broker") to pay directly to SGI from Broker's account an amount equal to the lesser of (i) the sales price of the Shares, less commissions and applicable withholdings, or (ii) the amount of principal, accrued interest and other charges then due and payable under the Loan. SGI shall have no obligation to deliver the Shares to Broker unless and until SGI receives written confirmation from Broker that the foregoing payment shall be promptly made by Broker to SGI.

          (c) With respect to the exercise of Shares by "Cash Exercise," the exercise price paid by Pledgor shall be applied to the payment of the exercise price for such Shares, the applicable shares of SGI's common stock shall be issued and deemed delivered to Pledgor, and SGI shall retain possession of such shares until either (i) all principal, accrued interest and other charges under the Loan have been paid in full or (ii) Pledgor effects the sale of the Shares and applies the applicable proceeds to the payment of all principal, accrued interest and other charges then due and payable under the Loan. If Pledgor desires to sell any such Shares, Pledgor shall instruct Broker to pay directly to SGI from Broker's account an amount equal to the lesser of (i) the sales price of the Shares, less commissions and applicable withholdings, or (ii) the amount of principal, accrued interest and other charges then due and payable under the Loan. SGI shall have no obligation to deliver the Shares to Pledgor or Broker unless and until SGI receives written confirmation from Broker that the foregoing payment shall be promptly made by Broker to SGI.


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

          (d) All instructions required to be submitted by Pledgor to Broker shall be irrevocable and in writing, with a copy thereof delivered concurrently to SGI. All proceeds paid for the Shares (less commissions) and otherwise payable to SGI hereunder shall be deposited directly into the account of Broker for payment to SGI. SGI's delivery of any Shares to Broker shall be for the sole purpose of facilitating the sale of such Shares, and SGI's security interest therein shall continue until Broker shall have paid to SGI all applicable sums as required hereinabove.

     4. EVENTS OF DEFAULT. Each of the following shall constitute an event of default ("Event of Default") hereunder:

          (a) The failure by Pledgor to observe or perform any of the provisions of this Agreement or to pay any amount due under the Loan and/or this Agreement.

          (b) The breach or default by Borrower under the Loan Documents, or any other documents or instruments now or hereafter executed by Borrower to evidence the Loan and/or provide security for the performance of Borrower's obligations thereunder.

          (c) The inaccuracy or breach of any warranty, representation or statement made or furnished to SGI by or on behalf of Pledgor in connection with the Loan.

          (d) The assignment for the benefit of creditors or the commencement of any proceeding under any bankruptcy or insolvency law by or against Pledgor.

          (e) The seizure or attachment of, or a levy on all or any portion of the Pledged Collateral.

     5.   SGI'S REMEDIES UPON DEFAULT.

          (a) Upon the occurrence of an Event of Default, SGI shall have the right to:

               (i) Declare all of the obligations and liabilities of Pledgor under the Loan immediately due and payable;

              (ii) Repurchase all or part of the Shares from Pledgor for a purchase price equal to the lesser of (i) the fair market value of such Shares as of the date of the Event of Default, or (ii) the fair market value of such shares as of the date of repurchase. The fair market value shall be the sales price established by the New York Stock Exchange for the common stock of SGI as of the applicable date set forth hereinabove; and/or

             (iii) Exercise any and all rights of a secured party under the Uniform Commercial Code of the State of California which SGI, in its sole judgment, deems necessary or appropriate, including without limitation the right to sell or otherwise dispose of all or any part of the Pledged Collateral;

          (b) After the repurchase, sale or transfer of any of the Pledged Collateral, SGI may deduct all reasonable attorneys' fees, brokerage commissions and other expenses incurred by SGI in preserving, collecting, selling, repurchasing and/or delivering the Pledged Collateral and for enforcing its rights with respect to the Loan and this Agreement, and shall apply the residue of the proceeds to, or hold as a reserve against, the Loan in such manner as SGI in its reasonable discretion shall determine, and shall pay the balance, if any, to Pledgor.

     6   SGI'S DUTIES.  SGI shall have no duty or liability for the Pledged
Collateral except for the exercise of reasonable care of the Pledged Collateral while in the possession of SGI.

     7.   GENERAL PROVISIONS.

          (a) SUCCESSORS AND ASSIGNS. This Agreement shall bind and inure to the benefit of the respective heirs, successors and permitted assigns of each of the parties; provided, however, that neither this Agreement nor any rights hereunder may be assigned by Pledgor without SGI's prior written consent, which consent may be granted or withheld in SGI's sole discretion.

          (b) SEVERABILITY OF PROVISIONS. Each provision of this Agreement shall be severable from every other provision of this Agreement for the purpose of determining the legal enforceability of any specific provision.
In case one or more of the provisions contained in this Agreement shall for any reason be held invalid, illegal or unenforceable in any respect, the invalidity, illegality or unenforceability of that provision shall not affect any other provision of this Agreement.

         (c) JOINT AND SEVERAL OBLIGATIONS. If Pledgor consists of more than one person, the obligations of Pledgor shall be the joint and several obligations of all such persons. When the context and construction so require, all words used in the singular herein shall be deemed to have been used in the plural and the masculine shall include the feminine and neuter and vice versa.

         (d) NO WAIVER. No delay or omission by SGI in exercising any right or remedy arising from any default of Pledgor shall be construed as a waiver of such default or as an acquiescence therein, nor shall any single or partial exercise thereof preclude any further exercise thereof. SGI may, at its option, waive any of the conditions herein and any such waiver shall not be deemed the waiver of SGI's rights hereunder. The waiver of any Event of Default shall not be construed as any waiver of or acquiescence in or consent to any preceding or subsequent Event of Default by Pledgor hereunder.

          (e) COLLECTION COSTS. Pledgor shall promptly pay SGI all reasonable attorneys' fees and all costs and other expenses paid or incurred by SGI in enforcing or exercising its rights or remedies created by, connected with or provided in this Agreement, and payment thereof shall be secured by the Pledged Collateral.

     IN WITNESS WHEREOF, this Pledge Agreement has been executed as of the Effective Date.



                                      PLEDGOR:


                                      _______________________________________
                                      GARY L. LAUER, individually and as
                                      trustee of the Lauer Family Trust U/D/T
                                      Dated July 8, 1991


                                      _______________________________________
                                      KATHARINE W. LAUER, individually and
                                      as trustee of the Lauer Family Trust U/D/T
                                      Dated July 8, 1991